STATE STREET INSTITUTIONAL INVESTMENT TRUST

SUPPLEMENT DATED DECEMBER 28, 2016

TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2016

STATE STREET EMERGING

MARKETS EQUITY INDEX FUND

Class A (SSUEX)

Class I (SSLEX)

Class K (SSKEX)

(the “Fund”)

Effective January 3, 2017, the following replaces the portfolio manager information in the Fund’s Summary Prospectus under the heading “Investment Adviser”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Thomas Coleman and Olga Winner, each of which has served on the Fund since inception in 2015.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined in 2010.

Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1998.

Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PMUPDATESUPP60